UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2005


                    ROTOBLOCK CORPORATION
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     (Exact name of registrant as specified in its charter)

      Nevada                   333-116324          20-08987999
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(State of incorporation) (Commission File No.) (IRS Employer ID No.)

                         300 B Street
                 Santa Rosa, California 95401
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  (Address of principal executive offices, including zip code)

                        (707) 578-5220
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        (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

____Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

____Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.
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Steve Schneider, interim Chief Executive Officer, resigned that position effective Monday, November 21, 2005


                              SIGNATURES
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Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned.

                               Rotoblock Corporation,
                               a Nevada corporation
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Date: November 23, 2005       /s/ Matthias Heinze
                              By: Matthias Heinze, President

Date: November 23, 2005       /s/ Thomas M. Howard
                              By: Thomas M. Howard, Treasurer,
                              Chief Financial Officer and
                              Prinicipal Accounting Officer


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